Filed pursuant to Rule 497

File No. 333-178548

Supplement dated July 3, 2013

to

Prospectus dated May 14, 2013

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This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of HMS Income Fund, Inc. dated May 14, 2013 (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission, and is available at www.sec.gov or by calling (888) 446-3773. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 33 of the Prospectus before you decide to invest.

This supplement updates certain sections of the Prospectus to (i) reflect the amendment of the Conditional Fee Waiver Agreement among the Company and the Advisers; (ii) account for certain clarifications to our investment strategy; and (iii) reflect the appointment of two additional directors, Gregory R. Geib, as an independent director, and Curtis L. Hartman, to our board of directors, which appointment was effective on July 1, 2013.

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This supplement amends the Prospectus as follows:

Conditional Fee Waiver Agreement

On June 28, 2013, we amended the conditional fee waiver agreement to (i) extend the fee waiver period through December 31, 2013 and (ii) allow the Advisers to waive fees upon the occurrence of any event, in the Advisers’ sole discretion, including, but neither limited to nor automatically triggered by, our estimate that a distribution declared and payable to our stockholders during the fee waiver period represents, or would represent when paid, a return of capital for U.S. federal income tax purposes. The Advisers have no obligation to waive fees pursuant to the conditional fee waiver agreement after December 31, 2013, unless the fee waiver period is further extended. This supplement updates the Prospectus to include this information where appropriate throughout the Prospectus.

PROSPECTUS SUMMARY

This supplement replaces the section entitled “Prospectus Summary – Our Investment Objective and Strategies” beginning on page 5 of the Prospectus with the following:

Our primary investment objective is to generate current income through debt and equity investments. A secondary objective is to generate long-term capital appreciation through such investments. We anticipate that during our offering period we will invest a majority of the net proceeds from the offering primarily in senior secured and second lien debt securities, issued by middle market companies in private placements and negotiated transactions, which are traded in private over-the-counter markets for institutional investors. In this prospectus, we collectively refer to these securities as over-the-counter debt securities. We define middle market companies as those with annual revenues generally between $10 million and $3 billion.

As we increase our capital base during our offering period, we will continue investing in, and ultimately intend to have a significant portion of our assets invested in, customized direct secured and unsecured loans to and equity securities of lower middle market companies, which we define as companies with annual revenues generally between $10 million and $150 million. In this prospectus we refer to these securities as customized lower middle market securities. In most cases, companies that issue customized lower middle market securities to us will be privately held at the time we invest in them. Typically, our investments in lower middle market companies will be co-investments with Main Street and/or its affiliates. These types of co-investments require us to obtain an exemptive order from the SEC as discussed below. We expect to rely on Main Street’s experience in originating and investing in customized lower middle market securities and that Main Street will generally have a substantial majority co-investment in transactions that it originates. On smaller customized lower middle market securities transactions originated by Main Street, where we would have a de minimus debt or equity co-investment, we generally will not participate since the administrative burdens of monitoring, valuing and accounting for such positions would outweigh the benefits. While the structure of our investments in customized lower middle market securities is likely to vary, we may invest in senior secured debt, senior unsecured debt, subordinated secured debt, subordinated unsecured debt, mezzanine debt, convertible debt, convertible preferred equity, preferred equity, common equity, warrants and other instruments, many of which generate current yields. Most loans in which we invest will not be rated, or would be if they were rated by a rating agency, as “below investment grade” quality or “junk.” We will make other investments as allowed by the 1940 Act and consistent with our continued qualification as a RIC. For a discussion of the risks inherent in our portfolio investments, see “Risk Factors — Risks Relating to Our Business and Structure.”

We intend to leverage the experience and expertise of the principals of our Advisers to execute our investment strategies. Our Adviser’s senior management team, through affiliates of Hines, has sponsored and manages two publicly offered and non-traded real estate investment trusts, or REITs, which collectively have investments in aggregate gross real estate assets of approximately $9.1 billion. Hines is a fully integrated real estate investment and management firm which, with its predecessor, has been investing in real estate assets and providing acquisition, development, financing, property management, leasing and disposition services for over 55 years. This experience includes credit evaluation and underwriting of tenants across numerous industries and geographic markets, including middle market companies. Main Street’s primary investment focus is providing customized debt and equity financing to lower middle market companies and debt capital to middle market companies that operate in diverse industry sectors. As of March 31, 2013, Main Street had debt and equity portfolio investments with an aggregate fair value of $985.5 million, including investments in customized lower middle market securities with an aggregate fair value of approximately $520.3 million in 57 portfolio companies and investments in over-the-counter securities with an aggregate fair value of approximately $436.4 million in 90 portfolio companies. The principals of our Adviser and Sub-Adviser have access to a broad network of relationships with financial sponsors, commercial and investment banks, middle market companies and leaders within a number of industries that we believe will produce significant investment opportunities.

This supplement replaces the fourth paragraph in the section entitled “Prospectus Summary – Our Investment Process” beginning on page 7 of the Prospectus with the following:

If granted, the exemptive relief would allow us, and certain of our directly or indirectly wholly-owned subsidiaries on one hand, and Main Street, and/or certain of its affiliates, on the other hand, to co-invest in the same customized lower middle market investment opportunities where such investments would otherwise be prohibited under Section 57(a)(4) of the 1940 Act. Under the proposed co-investment program set forth in our application for exemptive relief, we expect that customized lower middle market co-investments between us, and certain of our directly or indirectly wholly-owned subsidiaries, and Main Street, and/or certain of its affiliates, would be the norm rather than the exception, as almost all potential customized lower middle market securities that are appropriate investments for us should also be appropriate investments for Main Street and/or certain of its affiliates, and vice versa, with limited exceptions based on available capital, diversification, transaction size, borrower and sponsor limitations and other relevant factors. Accordingly, if the application for exemptive relief is granted, our Sub-Adviser would treat almost all potential investments in customized lower middle market securities evaluated by Main Street as potential investment opportunities for us and would provide to our Adviser, in advance, information about each such transaction and propose an allocation between us and Main Street and/or certain of its affiliates. The proposed allocation to the Company may be 0%, 100% or anything in between. We expect to rely on Main Street’s experience in originating and investing in customized lower middle market securities and that Main Street will generally have a substantial majority co-investment in transactions that it originates. If our Adviser were to deem such potential co-investment transaction and proposed allocation to be appropriate, our Adviser would present the transaction and the proposed allocation to the directors of our board of directors eligible to vote under Section 57(o) of the 1940 Act, which directors are referred to as “Eligible Directors,” and our Sub-Adviser would propose such allocation for Main Street and/or certain of its subsidiaries to the Eligible Directors of the Main Street board of directors. Each board of directors, including the Eligible Directors, would approve each proposed co-investment transaction and the allocation associated therewith prior to the consummation of any co-investment transaction. In considering whether to approve or disapprove a co-investment transaction, the boards of directors will consider such factors as available capital, market conditions, regulatory, tax or legal considerations, transaction size, diversification, the originating party, investment concentrations and preferences, borrower or sponsor limitations and other relevant factors. If both boards of directors, including the Eligible Directors, do not mutually approve a co-investment transaction originated by Main Street and the allocation associated therewith for any reason, we will not invest in the transaction. Additionally, in the event that either HMS Adviser or our board of directors does not approve, on our behalf, a co-investment transaction that Main Street originates or the allocation associated therewith and, as a result, we do not invest in the transaction, Main Street will not be precluded from investing in the transaction. No independent director on our board of directors or Main Street’s board of directors will have any direct or indirect financial interest in any co-investment transaction or any interest in any related portfolio company, other than through an interest (if any) in our or Main Street’s securities, as applicable. Additional information regarding the operation of the co-investment program is set forth in the application for exemptive relief, and the amendments thereto, which have been filed with the SEC.

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This supplement replaces the fifth sentence of the second paragraph in the section entitled “Prospectus Summary – About Our Sub-Adviser” on page 8 of the Prospectus with the following:

As of March 31, 2013, Main Street had debt and equity portfolio investments with an aggregate fair value of $985.5 million, including investments in customized lower middle market securities with an aggregate fair value of approximately $520.3 million in 57 portfolio companies and investments in over-the-counter securities with an aggregate fair value of approximately $436.4 million in 90 portfolio companies.

This supplement replaces the fifth bulleted item under the section entitled “Prospectus Summary – Conflicts of Interest” on page 15 of the Prospectus with the following:

•	To the extent permitted by the 1940 Act and staff interpretations, our Advisers may determine it appropriate for us and one or more other investment accounts managed by our Main Street or any of its affiliates to participate in a customized lower middle market investment opportunity. We, Main Street and certain of its affiliates have applied for exemptive relief allowing us to co-invest with Main Street and/or certain of its affiliates pursuant to a specific investment program, but there is no assurance that we will obtain the requested relief. If we are unable to obtain such relief, we may be excluded from such customized lower middle market investment opportunities. These customized lower middle market co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating parties; and

QUESTIONS AND ANSWERS ABOUT THIS OFFERING

This supplement replaces the last full sentence on page 26 of the Prospectus under the section entitled “Questions and Answers About This Offering – Q: Who is the Sub-Adviser?” with the following:

As of March 31, 2013, Main Street had debt and equity portfolio investments with an aggregate fair value of $985.5 million, including investments in customized lower middle market securities with an aggregate fair value of approximately $520.3 million in 57 portfolio companies and investments in over-the-counter securities with an aggregate fair value of approximately $436.4 million in 90 portfolio companies.

INVESTMENT OBJECTIVE AND STRATEGIES

This supplement replaces the section entitled “Investment Objective and Strategies – Our Company” beginning on page 79 of the Prospectus with the following:

Our Company

We are a specialty finance company incorporated in Maryland on November 28, 2011. We are an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a BDC under the 1940 Act. We are managed by HMS Adviser, a private investment management firm that is registered as an investment adviser under the Advisers Act. Our Adviser, which is an indirect wholly-owned affiliate of Hines, oversees the management of our activities and is responsible for making investment decisions with respect to and providing day-to-day management and administration of our investment portfolio. Our Adviser has entered into a sub-advisory agreement with Main Street and Main Street Partners to act as our investment sub-adviser to identify, evaluate, negotiate and structure prospective investments, make investment and portfolio management recommendations for approval by our Adviser, monitor our investment portfolio and provide certain ongoing administrative services to our Adviser. For more information regarding the Sub-Adviser, see “About Our Sub-Adviser.”

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Our primary investment objective is to generate current income through debt and equity investments. A secondary objective is to generate long-term capital appreciation through such investments. We anticipate that during our offering period we will invest a majority of the net proceeds from the offering in primarily senior secured and second lien debt securities, issued by middle market companies in private placements and negotiated transactions, which are traded in private over-the-counter markets for institutional investors. In this prospectus, we collectively refer to these securities as over-the-counter debt securities. We define middle market companies as those with annual revenues generally between $10 million and $3 billion.

As we increase our capital base during our offering period, we will continue investing in, and ultimately intend to have a significant portion of our assets invested in, customized direct secured and unsecured loans to and equity securities of lower middle market companies. In this prospectus we refer to these securities as customized lower middle market securities. In most cases, companies that issue customized lower middle market securities to us will be privately held at the time we invest in them. Typically, our investments in lower middle market companies will be co-investments with Main Street and/or its affiliates. These types of co-investments require us to obtain an exemptive order from the SEC as discussed below. We expect to rely on Main Street’s experience in originating and investing in customized lower middle market securities and that Main Street will generally have a substantial majority co-investment in transactions that it originates. On smaller customized lower middle market securities transactions originated by Main Street, where we would have a de minimus debt or equity co-investment, we generally will not participate since the administrative burdens of monitoring, valuing and accounting for such positions would outweigh the benefits. While the structure of our investments in customized lower middle market securities is likely to vary, we may invest in senior secured debt, senior unsecured debt, subordinated secured debt, subordinated unsecured debt, mezzanine debt, convertible debt, convertible preferred equity, preferred equity, common equity, warrants and other instruments, many of which generate current yields.

We will make other investments as allowed by the 1940 Act and consistent with our continued qualification as a RIC. Our investments may include other equity investments, such as warrants, options to buy a minority interest in a portfolio company, or contractual payment rights or rights to receive a proportional interest in the operating cash flow or net income of such company. Any warrants we receive with our debt securities may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We intend to structure such warrants to include provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the company upon the occurrence of specified events. In addition, we may obtain demand or “piggyback” registration rights in connection with these equity interests. See “Risk Factors-Risks Related to Our Investments — Our investments in prospective portfolio companies, which investments tend to be senior secured term loans, second lien loans and mezzanine debt and selected equity investments, may be risky, and we could lose all or part of our investment.” However, we generally will not invest in other public or private investment funds or co-investments related thereto, which can be subject to restrictions for us as a BDC and result in our shareholders paying the other funds’ fees in addition to ours. For a discussion of the risks inherent in our portfolio investments, see “Risk Factors — Risks Relating to Our Business and Structure.”

We plan to hold many of our investments to maturity or repayment, but will sell our investments earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company, or if we determine a sale of one or more of our investments to be in our best interest. It is not our policy to engage in transactions with the objective of seeking profits from short-term trading. Our annual portfolio turnover rate may vary greatly from year to year. Although we cannot accurately predict our annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. However, we do not consider our portfolio turnover rate to be a limiting factor in the execution of investment decisions for us.

As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, we will not be permitted to co-invest with our Advisers or their affiliates in certain transactions originated by our Advisers or their affiliates unless we obtain an exemptive order from the SEC. We have applied for an exemptive order from the SEC. However, there can be no assurance that we will obtain such relief. If granted, the exemptive relief would allow us, and certain of our directly or indirectly wholly-owned subsidiaries on one hand, and Main Street, and/or certain of its affiliates, on the other hand, to co-invest in the same customized lower middle market investment opportunities where such investments would otherwise be prohibited under Section 57(a)(4) of the 1940 Act. Under the proposed co-investment program set forth in our application for exemptive relief, we expect that customized lower middle market co-investments between us, and certain of our directly or indirectly wholly-owned subsidiaries, and Main Street, and/or certain of its affiliates, would be the norm rather than the exception, as almost all potential customized lower middle market securities that are appropriate investments for us should also be appropriate investments for Main Street and/or certain of its affiliates, and vice versa, with limited exceptions based on available capital, diversification, transaction size, borrower and sponsor limitations and other relevant factors. Accordingly, if the application for exemptive relief is granted, our Sub-Adviser would treat almost all potential investments in customized lower middle market securities evaluated by Main Street as potential investment opportunities for us and would provide to our Adviser, in advance, information about each such transaction and propose an allocation between us and Main Street and/or certain of its affiliates. The proposed allocation to the Company may be 0%, 100% or anything in between. We expect to rely on Main Street’s experience in originating and investing in customized lower middle market securities and that Main Street will generally have a substantial majority co-investment in transactions that it originates. If our Adviser were to deem such potential co-investment transaction and proposed allocation to be appropriate, our Adviser would present the transaction and the proposed allocation to the directors of our board of directors eligible to vote under Section 57(o) of the 1940 Act, which directors are referred to as “Eligible Directors,” and our Sub-Adviser would propose such allocation for Main Street and/or certain of its subsidiaries to the Eligible Directors of the Main Street board of directors. Each board of directors, including the Eligible Directors, would approve each proposed co-investment transaction and the allocation associated therewith prior to the consummation of any co-investment transaction. In considering whether to approve or disapprove a co-investment transaction, the boards of directors will consider such factors as available capital, market conditions, regulatory, tax or legal considerations, transaction size, diversification, the originating party, investment concentrations and preferences, borrower and sponsor limitations and other relevant factors. If both boards of directors, including the Eligible Directors, do not mutually approve a co-investment transaction originated by Main Street and the allocation associated therewith for any reason, we will not invest in the transaction. Additionally, in the event that either HMS Adviser or our board of directors does not approve, on our behalf, a co-investment transaction that Main Street originates or the allocation associated therewith and, as a result, we do not invest in the transaction, Main Street will not be precluded from investing in the transaction. No independent director on our board of directors or Main Street’s board of directors will have any direct or indirect financial interest in any co-investment transaction or any interest in any related portfolio company, other than through an interest (if any) in our or Main Street’s securities, as applicable. Additional information regarding the operation of the co-investment program is set forth in the application for exemptive relief, and the amendments thereto, which have been filed with the SEC.

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Prior to obtaining exemptive relief, we intend to co-invest alongside Main Street and/or certain of its affiliates only in accordance with existing regulatory guidance. For example, at any time, we may co-invest in syndicated deals and secondary loan market transactions where price is the only negotiated point.

To enhance our opportunity for gain, we intend to continue to employ leverage as market conditions permit and at the discretion of our Adviser, but in no event will leverage employed exceed 50% of the value of our assets, as required by the 1940 Act.

This supplement replaces the first paragraph on page 81 in the section entitled “Investment Objective and Strategies – Our Sub-Adviser” of the Prospectus with the following:

As of March 31, 2013, Main Street had debt and equity portfolio investments with an aggregate fair value of $985.5 million, including investments in customized lower middle market securities with an aggregate fair value of approximately $520.3 million in 57 portfolio companies and investments in over-the-counter securities with an aggregate fair value of approximately $436.4 million in 90 portfolio companies.

This supplement replaces the first paragraph on page 86 in the section entitled “Investment Objective and Strategies – Business Strategy” of the Prospectus with the following:

Business Strategy

Our primary investment objective is to generate current income through debt and equity investments. A secondary objective is to generate long-term capital appreciation through such investments. We anticipate that during our offering period we will invest principally in over-the-counter debt securities along with customized debt and equity investments in lower middle market companies. We have adopted the following business strategy to achieve our investment objective:

This supplement replaces the bullet point entitled “Focus on long-term credit performance and principal protection” on page 87 in the section entitled “Investment Objective and Strategies – Business Strategy” of the Prospectus with the following:

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•	Focus on long-term credit performance and principal protection. We will structure our customized loan investments on a conservative basis with high cash yields, first and/or second lien security interests where possible, cash origination fees, and lower relative leverage levels. We will seek strong deal protections for our customized debt investments, including default penalties, information rights, board observation rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. In addition, we expect that Main Street will generally have a significantly larger stake than us in our customized lower middle market investments that it generates, allowing us to rely on Main Street’s significant experience with respect to these investments not only as an adviser, but also as an investor. We believe these protections will reduce our risk of capital loss.

This supplement replaces the bullet point entitled “Ability to exert meaningful influence” on page 88 in the section entitled “Investment Objective and Strategies – Investment Section” of the Prospectus with the following:

•	Ability to exert meaningful influence. We target investment opportunities in which a lead investor, which we anticipate will generally be Main Street, has the ability to exert meaningful influence on the company.

This supplement replaces the first paragraph on page 88 in the section entitled “Investment Objective and Strategies – Intensive Credit Analysis/Due Diligence” of the Prospectus with the following:

Intensive Credit Analysis/Due Diligence

The process through which we make an investment decision with respect to a customized financing transaction involves extensive research into the target company, its industry, its growth prospects and its ability to withstand adverse conditions. If our Advisers determine that an investment opportunity should be pursued, they will engage in an intensive due diligence process. Though each transaction involves a somewhat different approach, the regular due diligence steps generally to be undertaken include:

This supplement replaces the second and third paragraphs on page 89 in the section entitled “Investment Objective and Strategies – Investments” of the Prospectus with the following:

Investments

While the structure of our investments is likely to vary, we may invest in senior secured debt, senior unsecured debt, subordinated secured debt, subordinated unsecured debt, mezzanine debt, convertible debt, convertible preferred equity, preferred equity, common equity, warrants and other instruments, many of which generate current yields. We will make other investments as allowed by the 1940 Act and consistent with our continued qualification as a RIC. However, we generally will not invest in other public or private investment funds or co-investments related thereto, which can be subject to restrictions for us as a BDC and result in our shareholders paying the other funds’ fees in addition to ours. For a discussion of the risks inherent in our portfolio investments, see “Risk Factors — Risks Relating to Our Business and Structure.”

We strive to structure our debt investments with the maximum seniority and collateral that we can reasonably obtain while seeking to achieve our total return target. Our debt investment will often be collateralized by a first or second lien on the assets of the portfolio company. We tailor the terms of our debt investments to the facts and circumstances of the transaction and prospective portfolio company, negotiating a structure that seeks to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan. A substantial source of our return will be cash interest that we will collect on our debt investments.

MANAGEMENT

Effective July 1, 2013, our board of directors elected Gregory R. Geib, as an independent director, and Curtis L. Hartman as new members of our board of directors. Both directors were appointed to serve for a term expiring at our 2013 annual meeting of stockholders. The following revisions to the section entitled “Management” beginning on page 96 of the Prospectus are being made in connection with the election of Messrs. Geib and Hartman to our board of directors.

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This supplement replaces the section entitled “Management – Board of Directors and Officers” beginning on page 96 of the Prospectus with the following:

Board of Directors and Officers

Our board of directors consists of five members, a majority of whom are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Members of our board of directors are elected annually at our annual meeting of stockholders. We are prohibited from making loans or extending credit, directly or indirectly, to our directors or officers under section 402 of the Sarbanes-Oxley Act.

Directors

Information regarding our board of directors is set forth below. We have divided the directors into two groups — independent directors and interested directors.

Name	Age	Director Since	Expiration of Current Term
Interested Directors
Charles N. Hazen	53	2011	2013
Curtis L. Hartman(1)	40	2013	2013
Independent Directors
Peter Shaper	47	2012	2013
John O. Niemann, Jr.	56	2012	2013
Gregory R. Geib(2)	47	2013	2013

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(1)	Pursuant to the terms of the Sub-Advisory Agreement, and for so long as the Sub-Adviser acts as our Sub-Adviser, whether pursuant to the Sub-Advisory Agreement or otherwise, the Sub-Adviser may select a nominee who shall be nominated to serve as a member of our board of directors. The Sub-Adviser has selected Mr. Hartman to serve as such nominee. Mr. Hartman is considered an “interested person” because of his affiliation with Main Street.

(2)	Mr. Geib has not been elected to serve as a member of our board of directors pursuant to any agreement or understanding with us or any other person.

Except for Curtis L. Hartman, the address of each of our directors is c/o HMS Income Fund, Inc., 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118. Mr. Hartman’s address is c/o Main Street Capital Corporation, 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056-6118.

Officers

The following persons serve as our officers in the following capacities:

Name	Age	Position(s) Held with the Company	Officer Since
Sherri W. Schugart	47	President and Chief Executive Officer	2013
Ryan T. Sims	42	Chief Financial Officer and Secretary	2011
Susan Dudley	44	Chief Compliance Officer	2011
Jeremy T. Davis	37	Controller	2012

This supplement adds the following paragraph to the end of the section entitled “Management – Board of Directors and Officers – Biographical Information – Interested Directors” on page 97 of the Prospectus:

Curtis L. Hartman. Mr. Hartman has been a director since July 1, 2013.Mr. Hartman has served as the Chief Credit Officer and a Senior Managing Director of Main Street since August 2011. Mr. Hartman is also the chairman of Main Street’s credit committee. Previously, Mr. Hartman served as one of Main Street’s Senior Vice Presidents from October 2007 to August 2011. From April 2000, Mr. Hartman has served as a Managing Director and in other executive positions of several Main Street predecessor funds and entities, which are now subsidiaries of Main Street, including the general partner of Main Street Mezzanine Fund, LP, Main Street Mezzanine Management, LLC, the general partner of Main Street Capital II, LP, Main Street Capital II GP, LLC, and Main Street Capital Partners, LLC. From December 1999 to April 2000, Mr. Hartman was an investment associate for Sterling City Capital, LLC. Concurrently with joining Sterling City Capital, he joined United Glass Corporation, a Sterling City Capital portfolio company, as director of corporate development. Prior to joining Sterling City Capital, Mr. Hartman was a manager with PricewaterhouseCoopers LLP, in its M&A/Transaction Services group. Prior to that, he was employed as a senior auditor by Deloitte & Touche LLP. Mr. Hartman is a graduate of The University of Texas at Austin – McCombs School of Business, and is a CPA.

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We believe Mr. Hartman is qualified to serve on our board of directors because of his intimate knowledge of business development companies gained through his day-to-day leadership as the Chief Credit Officer and a Senior Managing Director of Main Street, along with his extensive experience in tax, accounting, mergers and acquisitions, corporate governance and finance.

This supplement adds the following paragraph to the end of the section entitled “Management – Board of Directors and Officers – Biographical Information – Independent Directors” on page 98 of the Prospectus:

Gregory R. Geib. Mr. Geib has been an independent director since July 1, 2013. Mr. Geib has served as President and Chief Executive Officer of Windsor Foods since July 2005, where he has lead the growth and development of the business from a $40 million regional manufacturer and marketer to a $900 million consumer products business with leading brands. Mr. Geib has a strong operating background, which includes new product and brand launches, plant startups and closures, and the development of strategic partner relationships. In addition, Mr. Geib has extensive financial and transactional experience. He has led multiple acquisitions and divestitures of different business units while at Windsor Foods. Prior to joining Windsor Foods, from September 1993 to June 1998, Mr. Geib served as the Executive Vice President of PGI International, a manufacturer of specialty valves and safety equipment. From 1989 to 1991, Mr. Geib was employed by the General Electric Company. Mr. Geib received his Masters of Business Administration from the J.L. Kellogg Graduate School of Management, Northwestern University, and graduated cum laude from the Wharton School, University of Pennsylvania with a Bachelors of Science in Economics.

We believe Mr. Geib is qualified to serve on our board of directors because of his strong operating background, including his development of strategic partner relationships, in addition to his extensive financial and transactional experience.

This supplement replaces the section entitled “Management – Committees of the Board of Directors” beginning on page 100 of the Prospectus with the following:

Committees of the Board of Directors

The four standing committees of our board of directors are: the Pricing Committee, the Audit Committee, the Nominating and Corporate Governance Committee and the Conflicts Committee. You may obtain copies of the charters for each of the Audit Committee, the Nominating and Corporate Governance Committee and the Conflicts Committee from our website at www.hinessecurities.com/bdcs/hms-income-fund/corporate-governance/. Each of the Audit, Nominating and Corporate Governance and Conflicts committees have three members and are composed entirely of independent directors.

The board of directors has not established a standing compensation committee because the executive officers of the Company do not receive any direct compensation from the Company. The board of directors, as a whole, participates in the consideration of director compensation and decisions on director compensation are based on, among other things, a review of data of comparable BDCs.

Pricing Committee

We are prohibited from selling shares of our Common Stock at a price below current net asset value, exclusive of any distributing commission or discount. The Pricing Committee is responsible for assisting the board of directors in ensuring that the shares sold in our continuous offering that are effected at semi-monthly closings do not contravene this restriction. The Pricing Committee considers various factors, including, but not limited to, the valuations of our investment portfolio provided by our Advisers in determining whether the standard has been met. Messrs. Hazen and Hartman currently serve as the members of our Pricing Committee.

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Audit Committee

The Audit Committee assists the board of directors in overseeing:

•	the integrity of our financial statements and other information to be provided to our stockholders;
•	our compliance with legal and regulatory requirements;
•	the independent auditors’ qualifications and independence;
•	the performance of our risk management function and independent auditors; and
•	our systems of disclosure controls and procedures and internal controls over financial reporting.

Messrs. Niemann, Shaper and Geib serve as the members of our Audit Committee, and Mr. Niemann serves as the chairman of the Audit Committee. Our board of directors has determined that each of the members of the Audit Committee meets the independence standards established by the SEC for audit committees and is not an “interested person” for purposes of the 1940 Act. In addition, our board of directors has determined that Mr. Niemann is an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K promulgated under the Exchange Act. Unless otherwise determined by the board of directors, no member of the committee may serve as a member of the Audit Committee of more than two other public companies. During 2012, the Audit Committee held three meetings.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee, in performing its duties:

•	assists our board of directors in identifying individuals qualified to become members of our board of directors;
•	recommends candidates to our board of directors to fill vacancies on the board of directors and to stand for election by the stockholders at the annual meeting;
•	recommends committee assignments for directors to the full board of directors;
•	recommends a successor to the Company’s Chief Executive Officer when a vacancy occurs;
•	periodically assesses the performance of our board of directors;
•	reviews and recommends appropriate corporate governance policies and procedures to our board of directors; and
•	reviews and monitors our code of business conduct and ethics for senior executive and financial officers, and any other corporate governance policies and procedures we may have from time to time.

Messrs. Niemann, Shaper and Geib serve as the members of our Nominating and Corporate Governance Committee, and Mr. Shaper serves as the chairman of the Nominating and Corporate Governance Committee. Our board of directors has determined that each member of our Nominating and Corporate Governance Committee meets the independence standards established by the SEC for governance committees and is not an “interested person” for purposes of the 1940 Act.

Among the criteria the committee uses in evaluating the suitability of individual nominees for our board of directors (whether such nominations are made by management, a stockholder or otherwise), the committee considers each nominee’s:

•	personal and professional integrity, experience and skills;
•	ability and willingness to devote the time and effort necessary to be an effective board member; and
•	commitment to acting in our best interests and the best interests of our stockholders.

The committee also gives consideration to the diversity of the board of directors in terms of having an appropriate mix of experience, education and skills, the requirements contained in our Charter and each nominee’s ability to exercise independence of thought, objective perspective and mature judgment and understand our business operations and objectives.

If the board of directors determines to seek additional directors for nomination, the Nominating and Corporate Governance Committee considers whether it is advisable to retain a third-party search firm to identify candidates. During 2012, the committee paid no fees to third-parties to assist in identifying or evaluating potential nominees. The Nominating and Corporate Governance Committee also considers nominees timely submitted by stockholders under and in accordance with the provisions of our bylaws. A stockholder’s notice must set forth specified information as to each person whom the stockholder proposes to nominate for election to the board of directors, including all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, by Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serve as a director if elected). The Nominating and Corporate Governance Committee will consider all such nominees and will take into account all factors the committee determines are relevant, including the factors summarized above.

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During 2012, the Nominating and Corporate Governance Committee held one meeting.

Conflicts Committee

Messrs. Niemann, Shaper and Geib serve as the members of our Conflicts Committee, and Mr. Niemann serves as the chairman of the Conflicts Committee. The Conflicts Committee reviews and approves specific matters that the board of directors believes may involve conflicts of interest to determine whether the resolution of the conflict of interest is fair and reasonable to us and our stockholders. The Conflicts Committee is responsible for reviewing and approving the terms of all transactions between us, on hand, and our Adviser, our Sub-Adviser, Hines or any member of our board of directors, or any of their respective affiliates, on the other hand, including but not limited to the annual renewal of the Investment Advisory Agreement, the Sub-Advisory Agreement and the dealer manager agreement between us and our dealer manager. The Conflicts Committee is also responsible for reviewing and approving each purchase or lease by us of property from an affiliate or purchase or lease by an affiliate from us. The Conflicts Committee is responsible for reviewing our Advisers’ performance and the fees and expenses paid by us to our Advisers and any of their respective affiliates. The review of such fees and expenses is required to be performed with sufficient frequency, but at least annually, to determine that the expenses incurred are in the best interest of our stockholders.

During 2012, the Conflicts Committee held one meeting.

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PORTFOLIO MANAGEMENT

This supplement replaces the sixth sentence found on page 105 of the Prospectus supplement within the section entitled “Portfolio Management – Our Sub-Adviser” with the following:

As of March 31, 2013, Main Street had debt and equity portfolio investments with an aggregate fair value of $985.5 million, including investments in customized lower middle market securities with an aggregate fair value of approximately $520.3 million in 57 portfolio companies and investments in over-the-counter securities with an aggregate fair value of approximately $436.4 million in 90 portfolio companies.

This supplement replaces the first sentence found on page 107 of the Prospectus within the section entitled “Portfolio Management – Our Sub-Adviser” with the following:

Below is a brief description of the background and experience of the principals of the Sub-Adviser and the senior investment professionals retained or employed by the Sub-Adviser. The background of Mr. Hartman is described in the “Management — Board of Directors and Officers” section of this prospectus.

This supplement removes Mr. Hartman’s biography found within the section entitled “Portfolio Management – Our Sub-Adviser” on page 108 of the Prospectus.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

This supplement replaces the fourth full paragraph on page 119 under the section entitled “Certain Relationships and Related Party Transactions – Our Advisers” with the following:

Mr. Foster is chairman of Main Street’s board of directors, chief executive officer of Main Street, and a member of Main Street’s investment committee and credit committee. Mr. Foster is also a manager and a senior managing director of Main Street Partners. Additionally, Mr. Hartman, one of our directors and a member of our pricing committee, is Chief Credit Officer of Main Street and a senior managing director of Main Street and Main Street Partners. Mr. Hartman is also the chairman of Main Street’s credit committee. Officers and managers of our Sub-Adviser receive a benefit from the fees paid to our Adviser pursuant to the Investment Advisory Agreement. On February 25, 2013, Mr. Foster resigned as a member of our board of directors and of our pricing committee. Our board of directors, which consists of a majority of non-interested directors, has approved the Sub-Advisory Agreement, including the fees paid pursuant to such agreement.

This supplement replaces the second paragraph under the section entitled “Certain Relationships and Related Party Transactions – Competition/Co-Investment” on page 121 with the following:

If granted, the exemptive relief would allow us, and certain of our directly or indirectly wholly-owned subsidiaries on one hand, and Main Street, and/or certain of its affiliates, on the other hand, to co-invest in the same customized lower middle market investment opportunities where such investments would otherwise be prohibited under Section 57(a)(4) of the 1940 Act. Under the proposed co-investment program set forth in our application for exemptive relief, we expect that customized lower middle market co-investments between us, and certain of our directly or indirectly wholly-owned subsidiaries, and Main Street, and/or certain of its affiliates, would be the norm rather than the exception, as almost all potential customized lower middle market securities that are appropriate investments for us should also be appropriate investments for Main Street and/or certain of its affiliates, and vice versa, with limited exceptions based on available capital, diversification, transaction size, borrower and sponsor limitations and other relevant factors. Accordingly, if the application for exemptive relief is granted, our Sub-Adviser would treat almost all potential investments in customized lower middle market securities evaluated by Main Street as potential investment opportunities for us and would provide to our Adviser, in advance, information about each such transaction and propose an allocation between us and Main Street and/or certain of its affiliates. The proposed allocation to the Company may be 0%, 100% or anything in between. We expect to rely on Main Street’s experience in originating and investing in customized lower middle market securities and that Main Street will generally have a substantial majority co-investment in transactions that it originates. If our Adviser were to deem such potential co-investment transaction and proposed allocation to be appropriate, our Adviser would present the transaction and the proposed allocation to the directors of our board of directors eligible to vote under Section 57(o) of the 1940 Act, which directors are referred to as “Eligible Directors,” and our Sub-Adviser would propose such allocation for Main Street and/or certain of its subsidiaries to the Eligible Directors of the Main Street board of directors. Each board of directors, including the Eligible Directors, would approve each proposed co-investment transaction and the allocation associated therewith prior to the consummation of any co-investment transaction. In considering whether to approve or disapprove a co-investment transaction, the boards of directors will consider such factors as available capital, market conditions, regulatory, tax or legal considerations, transaction size, diversification, the originating party, investment concentrations and preferences, borrower and sponsor limitations and other relevant factors. If both boards of directors, including the Eligible Directors, do not mutually approve a co-investment transaction and the allocation associated therewith for any reason, we will not invest in the transaction. Additionally, in the event that either HMS Adviser or our board of directors does not approve, on our behalf, a co-investment transaction that Main Street originates or the allocation associated therewith and, as a result, we do not invest in the transaction, Main Street will not be precluded from investing in the transaction. No independent director on our board of directors or Main Street’s board of directors will have any direct or indirect financial interest in any co-investment transaction or any interest in any related portfolio company, other than through an interest (if any) in our or Main Street’s securities, as applicable. Additional information regarding the operation of the co-investment program is set forth in the application for exemptive relief, and the amendments thereto, which have been filed with the SEC.

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CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

This supplement replaces the table found on page 123 of the Prospectus under the section entitled “Control Persons and Principal Stockholders” with the following:

Shares Beneficially Owned as of the date of this Prospectus
Name and Address(1)	Number	Percentage of Current Ownership(2)	Percentage Assuming Maximum Amount is Purchased
5% Stockholders:
DJ-PEI Partners(3)	287,107.60	11.4%	*
HMS Investor LLC(4)	861,323.81	34.3%	*
Interested Directors:
Charles N. Hazen	----	----	----
Curtis L. Hartman(5)(6)	----	----	----
Independent Directors:
Peter Shaper	----	----	----
John O. Niemann, Jr.	----	----	----
Gregory R. Geib(7)	----	----	----
Officers (that are not directors)
Sherri W. Schugart	----	----	----
Ryan T. Sims	----	----	----
Susan Dudley	2,582.17	*	*
Jeremy T. Davis	----	----	----
All officers and directors as a group (nine persons)	2,582.17	*	*

_______________

* Represents less than 1.0%.

(1)	Except for Mr. Hartman and DJ-PEI Partners, the address of each beneficial owner is c/o HMS Income Fund, Inc., 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118.

(2)	Based on a total of 2,514,228.19 shares issued and outstanding as of July 2, 2013.

(3)	DJ-PEI Partners is a Texas partnership. The address of DJ-PEI Partners is 400 Pine Street, Suite 900, Abilene, Texas 79601.

(4)	HMS Investor LLC is a Delaware limited liability company. Hines Investment Holdings Limited Partnership is the 92% member of HMS Investor LLC and, as such, has voting and dispositive power over the 861,323.81 shares owned by HMS Investor LLC. JCH Investments, Inc. is the general partner of Hines Investment Holdings Limited Partnership and, as such, shares voting and dispositive power over the 861,323.81 shares held by HMS Investor LLC. As a result of his position at JCH Investments, Inc., Jeffrey C. Hines also shares voting and dispositive power over the 861,323.81 shares held by HMS Investor LLC.

(5)	Mr. Hartman’s address is c/o Main Street Capital Corporation, 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056-6118.
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(6)	Mr. Hartman’s appointment as a member of the board of directors was effective July 1, 2013.

(7)	Mr. Geib’s appointment as an independent member of the board of directors was effective July 1, 2013.

This supplement replaces the table found on page 124 of the Prospectus under the section entitled “Control Persons and Principal Stockholders” with the following:

Name and Address(1)	Dollar Range of Equity Securities Beneficially Owned(2)(3)(4)
Interested Directors:
Charles N. Hazen	None
Curtis L. Hartman(5)	None
Independent Directors:
Peter Shaper	None
John O. Niemann, Jr.	None
Gregory R. Geib(6)	None

_______________

(1)	Except for Mr. Hartman, the address of each beneficial owner is c/o HMS Income Fund, Inc., 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118. Mr. Hartman’s address is c/o Main Street Capital Corporation, 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056-6118.

(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(3)	The dollar range of equity securities beneficially owned by our directors is based on the current offering price of $10.00 per share.

(4)	The dollar range of equity securities beneficially owned is: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

(5)	Mr. Hartman’s appointment as a member of the board of directors was effective July 1, 2013.

(6)	Mr. Geib’s appointment as an independent member of the board of directors was effective July 1, 2013.
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